FINANCIAL INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Other Income and Expenses [Abstract]
Interest income	$ 34,547	$ 22,643	$ 6,478
Amortization of debt discount and issuance costs related to the Convertible Senior Notes	(1,280)	(1,284)	(1,282)
Exchange rate gain (loss), net	(4,186)	1,303	3,469
Bank charges	(334)	(226)	(187)
Total	$ 28,747	$ 22,436	$ 8,478